UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2026

STARK NOVUS FINANCIAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38821	83-2533239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Broadway, 19th Floor

New York, New York 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 202-2200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 18, 2026, Stark Novus Financial Inc., a Delaware corporation (the “Company”) entered into an Omnibus Amendment to Financing Documents (the “Omnibus Amendment”) with Foxpoint Florida, LLC, a Missouri limited liability company (“FPF Borrower”), Foxpoint Florida II, LLC, a Missouri limited liability company (“FPFII Borrower”), Foxpoint Florida III, LLC, a Missouri limited liability company (“FPFIII Borrower”), Foxpoint Florida IV, LLC, a Missouri limited liability company (“FPFIV Borrower”), Foxpoint Florida V, LLC, a Missouri limited liability company (“FPFV Borrower”), 4445 W. Vine, LLC, a Missouri limited liability company (“Vine Borrower”, and together with FPF Borrower, FPFII Borrower, FPFIII Borrower, FPFIV Borrower, and FPFV Borrower, collectively, the “Borrowers”), James Neumann (the “Guarantor”) and the other lender parties thereto (the Company, in its capacity as a lender, and each other such person party thereto as a lender, collectively, the “Lenders”), pursuant to which, among other things, (i) the due date for payment of the monthly interest installments by the Borrowers for June 1 through September 1, 2026 will be deferred to the closing date of the sale of certain billboard and related assets located in Central Florida and owned by the Guarantor and the Borrowers (the “Orlando Sale”), (ii) a letter of intent with respect to the Orlando Sale is required to be executed by the Guarantor on or before August 19, 2026 (which deadline the Company orally agreed to extend to August 25,2026), (iii) the net proceeds of the Orlando Sale will be applied first to the payment in full of all amounts owing to the Lenders, (iv) the Guarantor will pledge as additional collateral a billboard advertising asset located in Bridgeton, Missouri, as additional security for any shortfall remaining after application of the Orlando Sale proceeds, and (v) a billboard advertising asset located in Bakersfield, California and owned by the Guarantor will be pledged as additional collateral securing the obligations under the Foxpoint Florida loan documents upon the occurrence of certain events of default.

The foregoing description of the Omnibus Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Omnibus Amendment, which the Company expects to file as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARK NOVUS FINANCIAL INC.

	By:	/s/ Alexander Matina
	Name:	Alexander Matina
Date: August 24, 2026	Title:	Chief Executive Officer